Exhibit 99.1

Endo Pharmaceuticals JPMorgan H&Q Healthcare Conference January 6, 2003

Forward-Looking Statements This presentation contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company's possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words "believes," "anticipates," "plans," "expects," "intends," "estimates" or similar expressions are forward-looking statements. Endo's estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect Endo's current perspective on existing trends and information. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward- looking statements individually, could affect the future results of Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: the Company's ability to successfully develop, commercialize and market new products; results of clinical trials on new products; competition for the business of the Company's branded and generic products, and in connection with the Company's acquisition of rights to intellectual property assets; market acceptance of the Company's future products; government regulation of the pharmaceutical industry; the Company's dependence on a small number of products; the Company's dependence on outside manufacturers for the manufacture of its products; the Company's dependence on third parties to supply raw materials and to provide services for the core aspects of its business; new regulatory action or lawsuits relating to the Company's use of narcotics in most of its core products; the Company's exposure to product liability claims and product recalls and the possibility that the Company may not be able to adequately insure itself; the Company's ability to protect its proprietary technology; the Company's ability to successfully implement its acquisition strategy; the availability of controlled substances that constitute the active ingredients of some of the Company's products and products in development; the availability of third-party reimbursement for the Company's products; the Company's dependence on sales to a limited number of large pharmacy chains and wholesale drug distributors for a large portion of its total net sales; and other risks and uncertainties detailed in Endo's Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo's Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.

Corporate Profile "A Leader in Pain Management" Fully integrated specialty pharma company with focus in pain management Formed in 1997 following management buy-out from DuPont Merck; public since 2000 Strong portfolio of marketed, established products Substantial pipeline

Proven Track Record Outstanding Growth Net Sales: CAGR of 33% from 1998-2001 Bottom-Line Results Consolidated EBITDA of $110.2 million for the nine months ended 9/30/02 from $55.9 million in the same period of 2001 Strong Financial Position Cash flow from operations of $83.2 million for the nine months ended 9/30/02

Growth Strategy Leverage expertise in pain management by: Building on established portfolio of branded products Introducing line extensions on marketed products Developing proprietary products In-licensing and acquiring products and technologies in pain management and complementary therapeutic areas

Aggressive Pain Focus Pain management a tremendous growth area: $14.3 billion market in 2001 CAGR of 28% from 1998-2001 Strong focus on appropriate management of pain Prescribing physician base highly concentrated Analgesics the 2nd most prescribed of all prescription medications in 2001

Key Drivers of Market Growth Changing attitudes toward pain management among patients, physicians Evolving environment toward treatment of pain Favorable demographics

Well-Balanced Product Mix Established Portfolio of Branded Products: Lidoderm(r) Percocet(r) Other brands including Percodan(r) and Zydone(r) Difficult-to-Develop Generics: MS Contin generic Oxycontin generic - subject of litigation - tentative FDA approval July 2002

Lidoderm(r) Patented topical patch launched in 1999 First FDA-approved drug for the treatment of post- herpetic neuralgia (PHN), a form of neuropathic pain Herpes Zoster ("shingles") afflicts ~ one million patients annually Approximately 70% experience some acute or chronic (PHN) pain PHN occurs in about 20% of shingles patients Lidoderm(r) provides analgesia, without anesthesia

Lidoderm(r) Prescriptions 3/1/2001 6/1/2001 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 Lidoderm(r) Prescriptions 68 81 96 119 139 170 200 Prescriptions (thousands) Source: IMS Quarter Ended

Lidoderm(r) Net Sales 1999 2000 2001 YTD 9/01 YTD 9/02 $ (MM) 5.7 22.5 40.9 27 59.9

Percocet(r) Prescriptions 9/1/2001 12/1/2001 3/1/2002 6/1/2002 9/1/2002 Percocet(r) Prescriptions 471 420 509 593 641 Prescriptions (thousands) Source: IMS Quarter Ended New Strengths Launched

Percocet(r) Net Sales 1999 2000 2001 YTD 9/01 YTD 9/02 $ (MM) 51.5 92.4 101 72.8 100.7

1998 1999 2000 2001 2002 (g) 2003 (g) Generics 33.7 44.8 47.1 84.3 Other Brands 30.1 36.5 35.4 25.8 Lidoderm(r) 0 5.7 22.5 40.9 Percocet(r) 44.6 51.5 92.366 101 Total 380 440 Net Sales by Product $108.4 '98-'03(g) CAGR 32% $138.5 $197.4 $252.0 (g) Company guidance $380.0 $440.0

Targeted Commercial Effort Direct marketing through national dedicated sales force: 160 community-based field representatives (contract) 70 specialty/institutional representatives (internal) Focus on high-prescribing physicians in: Pain management Surgery Oncology Primary care

Proven R&D Capability Core expertise in analgesia Products from own pipeline contributed 54% of 2001 net sales Expertise in generic & proprietary drug development Successful and proven ANDA track record Filed two NDAs with the FDA in 2002 Substantial & well-balanced pipeline of self-developed projects as well as in-licensed partnered projects

Other 2002 Pipeline Enhancements Acquired BML Pharmaceuticals Phase III patented product (EN3247) for oral mucositis - major unmet medical need with fast-track review status Provides access to supportive care oncology In-licensed marketing rights to CHRONOGESICTM from DURECT Patented implantable device would be first systemic medication to provide uninterrupted pain treatment for three months from a single application In-licensed marketing rights to DEPOMORPHINETM from SkyePharma: Patented sustained release epidural analgesic intended for the management of post-operative pain in the first two days following major surgery In-licensed marketing rights to Propofol IDD-DTM from SkyePharma: Patented general anesthetic agent intended for the maintenance of anesthesia in patients during surgery and for sedation of patients hospitalized in an intensive-care setting

Substantial Pipeline Key Pipeline Products Status Oxymorphone ER NDA submitted December 2002 Oxymorphone IR NDA submitted December 2002 EN3247 Oral Rinse Phase III, NDA filing expected late 2003 or early 2004 Oxycodone ER (generic) Tentative FDA approval granted; subject to litigation DEPOMORPHINETM Phase III, NDA filing expected 2003 CHRONOGESICTM Phase II/III clinical trials expected to resume late 2003 Propofol IDD-DTM Phase II

Financial Guidance Summary 2001 2002(g) 2003(g) Net Sales 252 380 440 (1) As defined by Endo's credit facility. Net Sales 2001 2002(g) 2003(g) Net Sales 53 230.444 254.556 R&D 18.9 35.9 30.5 Cons. EBITDA* 79.5 145 160 Consolidated EBITDA(1) (g) Company guidance

2002 Accomplishments Filed two NDAs with the FDA for oxymorphone ER and IR Augmented R&D pipeline by adding: EN3247 Oral rinse for oral mucositis Augmented R&D pipeline by in-licensing the marketing rights to: CHRONOGESICTM DEPOMORPHINETM Propofol IDD-DTM Internalized specialty sales force Received tentative FDA approval for oxycodone ER Amended manufacturing agreement with BMS Repaid BMS promissory notes to become debt-free

2003/2004 Expected Growth Events Lidoderm(r) continued growth Oxymorphone ER and IR approval and launch EN3247 Oral rinse (oral mucositis) NDA filing, approval and launch DEPOMORPHINETM NDA filing, approval and launch Advancement of other pipeline projects Further in-licensing and acquisition activities in pain management and complementary therapies

Summary Endo is well positioned to capture profitable growth in the expanding pain management market and other complementary therapeutic areas through our: Focused sales and marketing infrastructure Established portfolio of branded and generic products R&D expertise Substantial pipeline Strong financial position Experienced, successful management team

Endo Pharmaceuticals (Nasdaq: ENDP;ENDPW)